UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2016

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Kite Realty Group Trust (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of the material U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the acquisition, holding, and disposition of the Company’s equity securities and certain debt securities of Kite Realty Group, L.P..  The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Certain statements in the description of U.S. federal income tax considerations contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to oil and energy prices remaining relatively low in 2015 and early 2016;

•                  financing risks, including the availability of and costs associated with sources of liquidity;

•                  the level and volatility of interest rates;

•                  the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•                  the competitive environment in which the Company operates;

•                  acquisition, disposition, development and joint venture risks;

•                  property ownership and management risks;

•                  the Company’s ability to maintain its status as a REIT for federal income tax purposes;

•                  potential environmental and other liabilities;

•                  impairment in the value of real estate property the Company owns;

•                  risks related to the geographical concentration of the Company’s properties in Florida, Texas, and Indiana;

•                  insurance costs and coverage;

•                  risks related to cybersecurity attacks and the loss of confidential information and other business disruptions;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified in the Company’s Annual Report on Form 10-K and, from time to time, in other reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that the Company publicly disseminates.

Item 9.01.             Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	United States Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

March 4, 2016	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	United States Federal Income Tax Considerations